UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 7, 2007
OpenTV Corp.
(Exact name of registrant as specified in its charter)

British Virgin Islands	001-15473	98-0212376
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

275 Sacramento Street, San Francisco, California	94111
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (415) 962-5000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
          On November 7, 2007, OpenTV Corp. (the “Company”) issued a press release (the “Press Release”) in which the Company announced its financial results for the quarter ended September 30, 2007. The Company also conducted a conference call (the “Conference Call”) on November 7, 2007 to discuss the Company’s financial results for the quarter ended September 30, 2007.
          This Form 8-K, the Press Release attached hereto as Exhibit 99.1 and the transcript of the prepared remarks for the Conference Call attached hereto as Exhibit 99.2 are being furnished to the Securities and Exchange Commission under Item 2.02 of Form 8-K.
          The information in this report, including the exhibits hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibits shall not be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.
Item 7.01. Regulation FD Disclosure.
          On November 7, 2007, a judge of the United States District Court for the Northern District of California approved a consent judgment that resolves the patent infringement lawsuit filed by the Company against Liberate Technologies, Inc. in February 2002. Pursuant to the judgment, Liberate admitted infringement of two of the Company’s patents, as well as the validity and enforceability of such patents. The court issued an injunction permanently restraining and enjoining Liberate from violating these patents. In addition, the court dismissed all of Liberate’s counterclaims against the Company. Separately, TVWorks, LLC (formerly known as Double C Technologies, LLC), a joint venture between Comcast Corporation and Cox Communications, agreed to pay the Company $1.5 million in exchange for a limited release covering solely Liberate’s activities prior to TVWorks’ acquisition of Liberate’s North American assets in April 2005.
Item 9.01. Financial Statements and Exhibits.
(a) Not Applicable
(b) Not Applicable
(c) Exhibits. The following exhibits are furnished pursuant to Item 2.02:

Exhibit	Description
99.1	Press Release issued November 7, 2007 by the Company announcing financial results for the quarter ended September 30, 2007.

99.2	Transcript of prepared remarks for the Conference Call conducted by the Company on November 7, 2007 discussing financial results for the quarter ended September 30, 2007.

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 9, 2007	OPENTV CORP.

	By: Name:	/s/ Shum Mukherjee Shum Mukherjee
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release issued November 7, 2007 by the Company announcing financial results for the quarter ended September 30, 2007.

99.2	Transcript of prepared remarks for the Conference Call conducted by the Company on November 7, 2007 discussing financial results for the quarter ended September 30, 2007.